UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 29, 2011, Digital Realty Trust, Inc., which we refer to as we or us, and Digital Realty Trust, L.P., which we refer to as our operating partnership, entered into equity distribution agreements with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, or, collectively, the Agents, under which we may issue and sell shares of our common stock having an aggregate offering price of up to $400,000,000 from time to time through, at our discretion, any of the Agents as our sales agents. We refer to such Agent selected by us for a sale as the Designated Agent. The sales, if any, of our common stock made under the equity distribution agreements will be made in “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, or the Act, including sales made directly on the New York Stock Exchange, the principal trading market for our common stock, or sales made to or through a market maker or through an electronic communications network. The form of the equity distribution agreements is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We will designate the maximum amount of our common stock to be sold through a Designated Agent on a daily basis or otherwise as we and such Designated Agent agree and the minimum price per share at which such shares may be sold. Subject to the terms and conditions of the equity distribution agreements, the Designated Agent will use its reasonable efforts to sell on our behalf all of the designated shares of our common stock.

We intend to contribute the net proceeds from the sale of the shares pursuant to the equity distribution agreements to our operating partnership, which will subsequently use such net proceeds to temporarily repay borrowings under our revolving credit facility, to acquire additional properties, to fund development and redevelopment opportunities and for general working capital purposes, including potentially for the repurchase, redemption or retirement of outstanding debt or preferred equity securities. We have used or intend to use the proceeds of borrowings under our revolving credit facility to fund acquisitions, to fund development and redevelopment activities, to repurchase, redeem or retire outstanding debt and preferred equity securities and for general working capital purposes.

The shares will be issued pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on May 1, 2009, as amended by a post-effective amendment filed on November 15, 2010 (File Nos. 333-158958 and 333-158958-01), and a prospectus supplement, dated June 29, 2011, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement entered into among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011

Digital Realty Trust, Inc.

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

EXHIBITS

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement entered into among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).